Exhibit 10.2

EXECUTION VERSION

TERM LOAN SECURITY AGREEMENT

dated as of October 31, 2018

among

UNITED RENTALS, INC.,

UNITED RENTALS (NORTH AMERICA), INC.

and certain of their Subsidiaries,

as the Grantors,

and

BANK OF AMERICA, N.A.,

as Agent

Schedules

Schedule I		Pledged Equity and Pledged Debt

Schedule II	—	Jurisdictions of Organization

Schedule III	—	Patents, Trademarks and Copyrights

Exhibits

Exhibit A	—	Security Agreement Supplement

ii

TERM LOAN SECURITY AGREEMENT

This Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of October 31, 2018, among UNITED RENTALS, INC., a Delaware corporation (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), each Guarantor (as defined in the Credit Agreement referred to below) listed on the signature pages hereof as a Grantor, and each Additional Grantor (as defined in Section 24(d)(ii) below) (each such Domestic Subsidiary and Additional Grantor, together with Holdings and the Company, the “Grantors”), and BANK OF AMERICA, N.A., as Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, Holdings, the Company, the Guarantors, the Agent and the lenders party thereto are party to a term loan credit agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including any such amendment, restatement, amendment and restatement, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases any Indebtedness under such agreement (in whole or in part), the “Credit Agreement”);

WHEREAS, in order to induce the Agent and the Lenders to make loans as provided for in the Credit Agreement, each Grantor is entering into this Agreement in favor of the Agent, and pursuant hereto is granting to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon such Grantor’s Collateral (as defined below) to secure such Grantor’s Secured Obligations (as defined below);

WHEREAS, each Grantor is the owner of the shares of stock or other equity interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule I hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein;

WHEREAS, it is a condition precedent to entering into the Credit Agreement and the Agent’s and Lenders’ willingness to make loans and extend other financial accommodations under the Credit Agreement that each Grantor grant to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon all of the Collateral of such Grantor to secure such Grantor’s Secured Obligations;

WHEREAS, in consideration for, among other things, the execution and delivery of the Credit Agreement by the Agent and the Lenders, and to secure the full and prompt payment and performance of all of the Secured Obligations, the parties to this Agreement agree that each Grantor agrees to grant to the Agent, for the benefit of the Secured Parties, a security interest in the Collateral, in order to ensure and secure the prompt payment and performance of the Secured Obligations;

WHEREAS, the relative rights and remedies of the Secured Parties and the Secured Parties (as defined in the ABL Agreement) in respect of the Collateral are governed by the Pari Passu Intercreditor Agreement and

WHEREAS, the relative rights, remedies and priorities of the Secured Parties, the Secured Parties (as defined in the “Notes Security Agreement” (as amended, restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”) referred to in the Indenture governing the 4 5/8% Senior Secured Notes due 2023, dated as of March 26, 2015, among the Company, Holdings, certain subsidiaries of the Company and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Notes Indenture”)) and the Secured Parties (as defined in the ABL Agreement) in respect of the Collateral are governed by the Intercreditor Agreement, dated as of March 9, 2012, among the ABL Agent (as defined in the Pari Passu Intercreditor Agreement (the “ABL Agent”)), the Agent, the trustee and notes collateral agent under the Secured Notes Indenture and any additional agents from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Intercreditor Agreement” and, together with the Pari Passu Intercreditor Agreement and any Acceptable Intercreditor Agreement, the “Applicable Intercreditor Agreements”);

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. (a) As used in this Agreement, the following terms shall have the meanings specified below:

(i) “Equipment” means all of each Obligor’s and each of its Subsidiary’s now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, service and delivery vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Obligor or any of its Subsidiaries, and all of each Obligor’s and each of its Subsidiary’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

(ii) “Inventory” means all of each Obligor’s and each of its Subsidiaries’ now owned or hereafter acquired Rental Equipment, Merchandise and Consumables Inventory and other inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Obligor’s or any of its Subsidiaries’ business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

(iii) “Merchandise and Consumables Inventory” means Inventory owned by the Company, a Guarantor or any of their Subsidiaries, other than Rental Equipment held for sale or rental, including, without limitation, parts for Rental Equipment, parts to be sold, parts to be installed on Rental Equipment (which parts are not then incorporated or installed in or on, or affixed or appurtenant to, any such Rental Equipment), and Inventory for the contractors supply business of the Obligors.

(iv) “Rental Equipment” means tangible personal property which is offered for sale or rent (or offered for sale as used equipment) by an Obligor in the ordinary course of its business or used in the business of the Obligors and their Subsidiaries and included in fixed assets in the consolidated accounts of Holdings, including Inventory that Holdings currently describes as “rental equipment” in such consolidated accounts, but excluding any Merchandise and Consumables Inventory.

(b) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction (the “UCC”) to the extent the same are used or defined therein. All references to any asset described in the definition of the term “Collateral”, or to any proceeds thereof, shall be deemed to be references thereto except to the extent such asset is an Excluded Asset.

SECTION 2. Grant of Lien. (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by each Grantor of all of its present and future Obligations (such Obligations, as to any Grantor, being the “Secured Obligations” of such Grantor), each Grantor hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of such Grantor’s right, title and interest in or to any and all of the following properties and assets of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i) all Accounts;

(ii) all Inventory, including all Rental Equipment;

(iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;

(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi) all Chattel Paper;

(vii) all Documents;

(viii) all Instruments;

(ix) all Supporting Obligations and Letter-of-Credit Rights;

(x) all General Intangibles (including Payment Intangibles and Software);

(xi) all Goods;

(xii) all Equipment;

(xiii) all Investment Property, including the following (the “Security Collateral”):

(A) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(B) all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity, any successor entity or any other entity from time to time organized, created or acquired by such Grantor in any manner (such equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;

(C) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; and

(D) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(xiv) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent, any Lender, the ABL Agent, any Lender (as defined in the ABL Agreement), the Collateral Agent (as defined in the Notes Security Agreement), any Second Lien Agent (as defined in the Notes Security Agreement) or any of their Affiliates;

(xv) all of such Grantor’s Material Accounts, credits, and balances with and other claims against the Agent, any Lender, the ABL Agent, any Lender (as defined in the ABL Agreement), the Collateral Agent (as defined in the Notes Security Agreement), any Second Lien Agent (as defined in the Notes Security Agreement) or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including all Payment Accounts;

(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xvii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a) any rights, titles or interests of a Grantor in any instrument, permit, General Intangible, Lease, license or agreement to which such Grantor is a party (other than any of the foregoing with or by any other Grantor or any Subsidiary or other controlled Affiliate of a Grantor) or any of its right, title or interest thereunder to the extent, but only to the extent, that a grant of a security interest therein to the Agent would, under the terms of such instrument, permit, General Intangible, Lease, license or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of or create a right of termination in favor of or require the consent (which has not been obtained or waived) of any other party under, such instrument, permit, General Intangible, Lease, license or agreement; provided that the foregoing exclusion shall not be construed to apply to the extent any such term is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law so that no breach, default, abandonment, invalidity or unenforceability would occur;

(b) any asset to the extent the granting of a security interest therein to the Agent is prohibited by applicable law or would require the consent, approval, license or authorization of any Governmental Authority or, except with respect to any Rental Equipment, Merchandise and Consumables Inventory, any proceeds of any of the foregoing, any Material Accounts into which any such proceeds are deposited, or any books or records related to any of the foregoing, other third party (except a Grantor or any Subsidiary or other controlled Affiliate of a Grantor) that has not been obtained or waived; provided that the foregoing exclusion shall not be construed to apply to the extent any such prohibition or requirement for consent, approval, license or authorization is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law;

(c) any of the outstanding voting equity or other voting ownership interests of a Foreign Subsidiary or Foreign Subsidiary Holding Company in excess of 65% of the voting power of all classes of equity or other ownership interests of such Foreign Subsidiary or Foreign Subsidiary Holding Company entitled to vote;

(d) any “intent-to-use” United States of America based trademark or service mark application until such time that a statement of use has been filed with the United States Patent and Trademark Office (the “USPTO”) for such application, unless the grant of a security interest therein would not render such “intent-to-use” based trademark or service mark application invalid or subject to cancellation;

(e) any property that is subject to a Lien securing purchase money obligations, Capital Lease Obligations or sale/leaseback Indebtedness permitted under the Credit Agreement pursuant to documents that prohibit such Grantor from granting any other Liens in such property, and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, and only for so long as such Indebtedness remains outstanding;

(f) (i) any assets subject to a Securitization Transaction or (ii) Accounts, Leases, contractual rights or any other assets subject to any Like-Kind Exchange;

(g) the equity interests, and any certificates or instruments in respect thereof, in United Rentals of Nova Scotia (No. 1), ULC or any other unlimited liability company organized under the laws of Nova Scotia;

(h) the equity interests, and any certificates or instruments in respect thereof, in any joint venture or non-wholly owned Subsidiary, the governing agreements of which prohibit the pledge or other granting of security over equity interests in such Subsidiary and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived;

(i) any real property or any fee interest or leasehold interest in real property, including fixtures affixed or attached thereto;

(j) any Titled Goods (other than Merchandise and Consumables Inventory and Rental Equipment);

(k) any Letter-of-Credit Rights not constituting Supporting Obligations in respect of any Collateral to the extent any of the Grantors is required by applicable law or contract to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor);

(l) any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property in each case governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof;

(m) any asset with respect to which the Agent and the Company have reasonably agreed that the cost, tax consequences or any legal or regulatory consequences of creating and/or perfecting a security interest therein is excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby; and

(n) any asset not required to be pledged as security for the Obligations (as defined in the ABL Agreement) under the ABL Agreement.

Subject to any limitations set forth herein, all of the Secured Obligations of any Grantor shall be secured by all of the Collateral of such Grantor and any other property of such Grantor that secures any of the Secured Obligations.

SECTION 3. Perfection and Protection of Security Interest. (a) Except as explicitly set forth herein or in the Credit Agreement and subject to any Applicable Intercreditor Agreement, each Grantor shall, at its expense, perform all steps reasonably requested in writing by the Agent to perfect, maintain or protect the Agent’s Liens, including (subject in each case to any Applicable Intercreditor Agreement): (i) executing filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant state(s); (ii) executing and delivering customary filings in (A) the USPTO with respect to any Collateral constituting U.S. issued patents and registered trademarks and any applications therefor and (B) the United States Copyright Office of the Library of Congress with respect to copyright registrations; (iii) causing certificates of title to be issued for all Titled Goods, the Agent’s Lien to be noted thereon in each case in accordance with the provisions of the Credit Agreement and the other Loan Documents to which such Grantor is a party; (iv) subject to any Applicable Intercreditor Agreement, when an Event of Default pursuant to Sections 11.1(a), (e), (f), (g), (h), (i) or (m) of the Credit Agreement has occurred and is continuing, at the reasonable request of the Agent, transferring Inventory to warehouses or other locations designated by the Agent; (v) when an Event of Default has occurred and is continuing, placing notations on such Grantor’s books of account to disclose the Agent’s Liens; (vi) taking such other steps reasonably requested by the Agent to maintain and protect the Agent’s Liens in the Collateral; and (vii) in the case of the Security Collateral, (A) if any Pledged Debt shall be evidenced by a promissory note or other instrument with an individual amount in excess of $50,000,000 (or such other amount as may be specified in the ABL Security Agreement (as defined in any Applicable Intercreditor Agreement (the “ABL Security Agreement”)) from time to time), deliver and pledge to the Applicable Collateral Agent (as defined in any Applicable Intercreditor Agreement

(the “Applicable Agent”)) such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent (provided that such documents shall be deemed to be in form and substance reasonably satisfactory to the Agent if such documents are in form and substance reasonably satisfactory to the Applicable Agent) and (B) deliver and pledge to the Applicable Agent (in the case of the Agent for the benefit of the Secured Parties), certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock powers executed in blank; provided that notwithstanding any other provision of this Agreement, none of the Grantors will be required to (a) take any action in any jurisdiction other than the United States of America (including any state thereof), or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to either create any security interests (or other Liens) in assets located or titled outside of the United States of America (including any state thereof) or to perfect any security interests (or other Liens) in any non-U.S. Collateral, (b) deliver landlord lien waivers, estoppels or collateral access letters or (c) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property; provided, further, that for so long as the Agent is not the Applicable Agent, the Grantors shall only be required to take the actions enumerated in clauses (i), (ii), (iii), and (v) above, and shall only be required to take actions referred to in clause (vi) if they have been reasonably requested by the Applicable Agent pursuant to the ABL Security Agreement.

(b) Subject to any Applicable Intercreditor Agreement, unless the Agent (or the Applicable Agent) shall otherwise consent in writing (which consent may be revoked at any time and from time to time), each Grantor shall deliver to the Applicable Agent all the Collateral consisting of negotiable Documents, Chattel Paper and Instruments (other than checks received and processed in the ordinary course), in each case, with an individual value in excess of $50,000,000 (or such other amount as may be specified in the ABL Security Agreement from time to time), promptly after such Grantor receives the same, but if any Event of Default has occurred and is continuing, each Grantor agrees to deliver to the Applicable Agent all such Collateral (regardless of value) upon the Applicable Agent’s request.

(c) Upon obtaining an interest therein (subject to the time period specified in Section 7.17(a) or any comparable provision of the Credit Agreement), unless waived by the Agent (or the Applicable Agent) in writing (which waiver may be revoked at any time and from time to time), each Grantor, subject to any Applicable Intercreditor Agreement, and only to the extent control or blocked account agreements are required to be obtained pursuant to the terms of the ABL Agreement, shall obtain such control or blocked control account agreements in form and substance reasonably satisfactory to the Agent (provided that such control or blocked account agreements shall be deemed to be in form and substance reasonably satisfactory to the Agent if such control or blocked account agreements are (x) substantially consistent with any control or blocked account agreements in effect as of the date of this Agreement, or (y) in form and substance reasonably satisfactory to the Applicable Agent), executed and delivered by (i) each securities intermediary and commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor, except for securities and commodities accounts of the Grantors that are not Material Accounts, and (ii) each depository bank at which such Grantor maintains a Material Account. If control or blocked account agreements are no longer required to be obtained pursuant to the terms of the ABL Agreement, the Grantors shall have no obligation to maintain such agreements pursuant to this Agreement and the Agent shall sign and deliver to each Grantor all terminations or other documents reasonably necessary or desirable to reflect the termination of all then existing control or blocked account agreements.

(d) If any Grantor is or becomes the beneficiary of a letter of credit with an individual face amount in excess of $50,000,000 (or such other amount as may be specified in the ABL Security Agreement from time to time), other than a letter of credit not constituting Supporting Obligations in respect of any Collateral pursuant to which such Grantor is required by applicable law or contract to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor), such Grantor shall promptly notify the Agent thereof and, subject to any Applicable Intercreditor Agreement unless otherwise consented by the Agent (or the Applicable Agent), use its commercially reasonable efforts to enter into a tri-party agreement with the Agent and the issuer and/or confirming bank with respect to Letter-of-Credit Rights, whereby such Grantor assigns such Letter-of-Credit Rights to the Agent and directs all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent (provided that such agreement shall be deemed to be in form and substance reasonably satisfactory to the Agent if such agreement is in form and substance reasonably satisfactory to the Applicable Agent).

(e) Subject to any Applicable Intercreditor Agreement, each Grantor shall take all commercially reasonable steps necessary to grant the Applicable Agent control of all electronic chattel paper in accordance with the UCC or other applicable law and all “transferable records” as defined in the Uniform Electronic Transactions Act.

(f) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file any UCC financing statements or amendments thereto in the applicable office of the secretary of state (or similar central filing office) in the United States that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York or such jurisdiction for the sufficiency or filing office acceptance of any UCC financing statement or amendment, including where applicable whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in the applicable office of the secretary of state (or similar central filing office) in the United States any like UCC financing statements or amendments thereto if filed prior to the date hereof.

(g) Each Grantor shall promptly notify the Agent of any commercial tort claim (as defined in the UCC) with a value estimated in good faith by the Company to be in excess of $50,000,000 (or such other amount as may be specified in the ABL Security Agreement from time to time), initiated or acquired by it and unless otherwise consented by the Agent (or the Applicable Agent), such Grantor shall enter into a supplement to this Agreement, granting to the Agent a Lien in such commercial tort claim.

(h) Until Full Payment of all the Obligations, the Agent’s Liens shall continue in full force and effect in all the Collateral, provided that, subject to any Applicable Intercreditor Agreement, the Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor as permitted pursuant to the Credit Agreement subject to the satisfaction of any conditions to release (if any) set forth in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such released Collateral.

(i) Each Grantor will give prompt written notice to the Agent of any change in its name, legal form or jurisdiction of organization (whether by merger or otherwise) (and in any event, within 60 days (or such longer period as may be permitted under the ABL Security Agreement from time to time) of such change); provided that, promptly after receiving a written request therefor from the Agent, such Grantor shall deliver to the Agent all additional financing statements and other documents reasonably necessary or desirable to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Agent.

(j) No Grantor shall enter into any contract or agreement that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Leases, Instruments or Payment Intangibles or the proceeds of the foregoing to the Agent, except for any agreement permitted pursuant to Section 8.8 of the ABL Agreement.

(k) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Agent without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC and to Section 23(f) hereof.

(l) Subject to any Applicable Intercreditor Agreement, with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor shall, to the extent the issuer thereof is a controlled Affiliate of the Grantor, or otherwise use its commercially reasonable efforts to, cause the issuer thereof either (i) to register the Applicable Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Applicable Agent that such issuer will comply with instructions with respect to such security originated by the Applicable Agent in accordance with this Agreement and the Credit Agreement without further consent of such Grantor.

(m) Each Grantor agrees that it will pledge hereunder, promptly following its acquisition thereof, any and all additional Security Collateral (subject in the case of the Agent to any limitations contained herein with respect thereto) and deliver to the Applicable Agent for the benefit of the Secured Parties, certificates or instruments representing any such Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank.

SECTION 4. [Reserved].

SECTION 5. Jurisdiction of Organization. Each Grantor represents and warrants to the Agent and the other Secured Parties that as of the date hereof: (a) Schedule II hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), (iii) the organizational identification number issued by such Grantor’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (iv) the jurisdiction in which such Grantor is incorporated or organized; and (b) such Grantor has only one state, province or territory of incorporation or organization.

SECTION 6. Title to, Liens on, and Sale and Use of Collateral. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens.

SECTION 7. Access and Examination. Subject to any Applicable Intercreditor Agreement, during the continuance of an Event of Default, the Agent may, without expense to the Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent’s Liens. Subject to the terms of the Credit Agreement and any Applicable Intercreditor Agreement, following consultation with and notice to the Grantors, or without such notice and consultation during the continuance of an Event of Default, the Agent shall have the right, in the Agent’s name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, Leases, or other Collateral, by mail, telephone, or otherwise.

SECTION 8. [Reserved].

SECTION 9. [Reserved].

SECTION 10. [Reserved].

SECTION 11. Right to Cure. Upon the occurrence and during the continuance of an Event of Default: (a) each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Agent’s Lien in the Collateral and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Agent’s Lien and the filing of any UCC financing statements (including fixture filings) or other documents in connection herewith or therewith, to the extent required hereunder or under the other Loan Documents; and (b) the Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to

Section 9.3 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document. All payments that the Agent makes in accordance with this Section 11 and all documented out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged as a Term Loan, and the Agent agrees to notify the Borrowers thereof; provided that neither the Agent’s right to make any such payments and charge the same as a Term Loan, nor the Borrowers’ obligation to repay any such Term Loan, shall be conditioned in any way upon the Agent’s providing such notification. Any payment made or other action taken by the Agent under this Section 11 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

SECTION 12. Power of Attorney. Each Grantor hereby appoints the Agent and the Agent’s designee or bailee as such Grantor’s attorney, subject to any Applicable Intercreditor Agreement, with power exercisable upon the occurrence and during the continuance of an Event of Default: (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any of the other Secured Parties’ possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) in consultation with the Company (such consultation not to be required when an Event of Default pursuant to Section 11.1(a), (e), (f), (g), (h), (i) or (m) of the Credit Agreement has occurred and is continuing) to send requests for verification of Accounts and Leases (other than Accounts and Leases subject to any Securitization Transactions) to Account Debtors and lessees; (e) to complete in such Grantor’s name or the Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee or bailee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(f) of this Agreement is not sufficient, to file such UCC financing statements as are required under this Agreement; and (h) to do all things necessary to carry out the Credit Agreement, this Agreement and the other Loan Documents in accordance with the terms thereof. Each Grantor ratifies and approves all acts of such attorney. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and Full Payment of the Obligations has occurred.

SECTION 13. The Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities. (a) As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral. None of the Secured Obligations shall be affected by any failure of the Agent or any of the other Secured Parties to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations. Subject to any Applicable Intercreditor

Agreement, following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to (except as required under the Credit Agreement or under any applicable law) or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Secured Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor.

(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each Lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any of the other Secured Parties shall have any obligation or liability under any Lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any of the other Secured Parties of any payment relating to any Lease, contract, agreement or license pursuant hereto. Neither the Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) Subject to any Applicable Intercreditor Agreement, with respect to Accounts and Leases, in each case not subject to any Securitization Transaction or Like-Kind Exchange, the Agent may, at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, parties to Leases and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for the benefit of the Secured Parties. Subject to any Applicable Intercreditor Agreement, upon the request of the Agent, each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Agent’s prior written consent.

SECTION 14. Patent, Trademark and Copyright Collateral. (a) Each Grantor represents and warrants to the Agent and the other Secured Parties that (i) as of the date hereof, such Grantor does not have any ownership interest in, or title to, any material issued or applied-for U.S. patents, registered or applied-for U.S. trademarks or registered U.S. copyrights (collectively, “Registered Intellectual Property”) except as set forth in Schedule III hereto, and (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(f) of this Agreement, the recording of the U.S. Intellectual Property Security Agreement with the USPTO and the United States Copyright Office (the “USCO”), and subsequent filings for any hereafter acquired Registered Intellectual Property are, to the extent that a valid, perfected and continuing Lien in patents, trademarks and copyrights, as applicable, can be created upon filing and recording documents of such type and nature, effective to create valid, perfected, first priority (subject to Permitted Liens) and continuing Liens in favor of the Agent on such material Registered Intellectual Property.

(b) Each Grantor shall notify the Agent within a reasonable amount of time if it knows that any application or registration relating to any material Registered Intellectual Property (now or hereafter existing) owned or licensed by such Grantor will become abandoned or dedicated, or of any material and adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the USPTO, the USCO, or any court) regarding such Grantor’s ownership of any material Registered Intellectual Property, its right to register the same, or to keep and maintain the same.

(c) If, before Full Payment of the Obligations, any Grantor shall obtain ownership of any additional Registered Intellectual Property (except to the extent any application for a trademark is excluded from the definition of “Collateral” under subclause (d) of Section 2 of this Agreement), with respect to goods sold in such Grantor’s business, the Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such Registered Intellectual Property, and such Grantor shall give to the Agent written notice of such ownership at the time of delivery of the annual financial statements pursuant to Section 8.2(a) of the Credit Agreement and the related Compliance Certificate pursuant to Section 8.2(c) (the “Annual Compliance Certificate’)(or such later date as any Applicable Agent may agree) in which such Grantor obtains ownership of such patent, trademark, or copyright. This Section 14(c) shall not apply to any Collateral which are owned by others and licensed to any Grantor.

(d) Each Grantor authorizes the Agent to modify this Agreement by amending Schedule III to include any additional Registered Intellectual Property (other than any “intent-to-use” United States of America based trademark or service mark application, until such time that a statement of use has been filed with the USPTO for such application) owned by such Grantor and not included in Schedule III at the time of delivery of the Annual Compliance Certificate (or such later date as any Applicable Agent may agree). The Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section.

(e) At the time of delivery of the Annual Compliance Certificate (or such later date as any Applicable Agent may agree), each Grantor shall sign and deliver to the Agent for filing or recordation with the USPTO or USCO one or more intellectual property security agreements, or supplements or amendments thereto, with respect to any Registered Intellectual Property (other than any “intent-to-use” United States of America based trademark or service mark application, until such time that a statement of use has been filed with the USPTO for such application) acquired after the date hereof and which are Collateral, solely to the extent that such Collateral is not covered by any previous intellectual property security agreement or supplement or amendment thereto so signed and delivered by it.

(f) Each Grantor shall take all commercially reasonable actions to maintain and protect each item of Registered Intellectual Property that is material to the business of the Company, taken as a whole, unless such Grantor shall determine that such item of Registered Intellectual Property is not material to the conduct of its business.

(g) In the event that any Grantor has knowledge of any material Registered Intellectual Property constituting Collateral being infringed upon or diluted by a third party, such Grantor shall, to the extent such Grantor deems commercially reasonable, take actions to protect such material Registered Intellectual Property.

SECTION 15. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default shall have occurred and be continuing, each Grantor (i) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on rights and remedies of the Agent or the other Secured Parties under this Agreement or any other Loan Document and (ii) shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided that such Grantor shall deliver and pledge to the Applicable Agent any such dividends or distributions that would constitute Pledged Equity to the extent required hereunder.

(b) Upon the occurrence and during the continuance of an Event of Default, subject to any Applicable Intercreditor Agreement, all rights of each Grantor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 15(a)(i) shall, upon written notice to such Grantor by the Agent, cease and (ii) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 15(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Applicable Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

SECTION 16. Indemnification. In any suit, proceeding or action brought by the Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep the Agent and the other Secured Parties harmless from and against all expense (including reasonable and documented attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of the Agent or any of the other Secured Parties, to the extent such expense, loss, or damage is attributable to the gross negligence, bad faith or willful misconduct of the Agent or such other Secured Party. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Agent or any of the other Secured Parties.

SECTION 17. Limitation on Liens on Collateral. Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary (i) to defend title to the Collateral owned by it against all Persons claiming an interest therein (other than with respect to Permitted Liens) that is adverse to the interests hereunder of the Agent or other Secured Party, except with respect to Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of the business, and (ii) to defend the Security Interest of the Agent in the Collateral and the priority thereof against any Lien that is not a Permitted Lien.

SECTION 18. Extensions. The Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that (x) such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents or (y) such an extension is otherwise reasonably appropriate. To the extent that the Applicable Agent grants any extension of time of the nature referred to in this Section 18, such an extension shall be deemed also to apply to the corresponding time period in this Agreement.

SECTION 19. Remedies; Rights Upon Default. (a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing, subject to any Applicable Intercreditor Agreement, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that, if any Event of Default shall have occurred and be continuing, subject to any Applicable Intercreditor Agreement, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the other Secured Parties receive payment, and if the buyer defaults in payment, subject to any Applicable Intercreditor Agreement, the Agent may resell the Collateral without further notice to any Grantor. Subject to any Applicable Intercreditor Agreement, the Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Subject to any Applicable Intercreditor Agreement, such sales may be adjourned and continued from time to time with or without notice. Subject to any Applicable Intercreditor Agreement, the Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Agent deems necessary or advisable.

(b) Each Grantor further agrees, subject to any Applicable Intercreditor Agreement, at the Agent’s request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent or marshal any Collateral for the benefit of any Person. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Grantor irrevocably waives (i) any demand for possession prior to the commencement of any suit or action to recover the Collateral and (ii) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Subject to any Applicable Intercreditor Agreement, the Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent’s remedies (for the benefit of the Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. Subject to any Applicable Intercreditor Agreement, the Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations first to all expenses of collection, recovery, receipt, appropriation, realization or sale, including reasonable attorneys’ fees, and then as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the applicable Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any of the other Secured Parties arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction. Each Grantor agrees that 10 days’ prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees or other expenses (to the extent provided for herein or in the Credit Agreement) incurred by the Agent or any of the other Secured Parties to collect such deficiency.

(c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of the Collateral or to provide to the Agent a guaranteed return from the collection or disposition of the Collateral, (l) to dispose of Leases, Inventory and related Collateral in one or more portfolio sales or in individual sale transactions, or (m) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 19(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 19(d). Without limitation upon the foregoing, nothing contained in this Section 19(d) shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 19(d).

SECTION 20. Grant of License to Use Proprietary Rights. Solely for the purpose of enabling the Agent to exercise rights and remedies under Section 19 hereof (including, without limiting the terms of Section 19 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and exercisable, subject to any Applicable Intercreditor Agreement, at such time as the Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, to the extent such Grantor has the right to grant such right or access without additional payment or obligation, for the benefit of the Secured Parties, a nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Solely with respect to Proprietary Rights in or to trademarks or service marks and trade dress, the license granted under this Section 20 shall be made subject to reasonable quality control obligations reasonably required to maintain the validity and enforceability of such trademarks, service marks or trade dress, as applicable.

SECTION 21. Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral. The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 22. Intercreditor Relations. Notwithstanding anything herein to the contrary, (a) the Agent, for itself and on behalf of the Secured Parties, acknowledges that the exercise of certain of the Agent’s rights and remedies hereunder are subject to the provisions of any Applicable Intercreditor Agreement and (b) prior to the Discharge of the ABL Obligations (as such terms are defined in any Applicable Intercreditor Agreement), any obligation hereunder to physically deliver any Collateral to the Agent shall be deemed satisfied by the delivery to the ABL Agent, acting as gratuitous bailee for the Agent in accordance with any Applicable Intercreditor Agreement. The failure of the Agent or any other Secured Party to immediately enforce any of its rights and remedies hereunder (as a result of the terms of any Applicable Intercreditor Agreement or otherwise) shall not constitute a waiver of any such rights and remedies. In the event of any conflict or inconsistency between the terms of any Applicable Intercreditor Agreement and this Agreement regarding the relative interests of the ABL Agent, the collateral agent under the Secured Notes Indenture, the Agent and any other agent party to an Applicable Intercreditor Agreement, in the Collateral, the terms of the Applicable Intercreditor Agreement shall govern and control.

SECTION 23. Miscellaneous.

(a) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the other Secured Parties and Grantors with respect to the matters referred to herein and therein; provided that, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern.

(d) No Waiver; Cumulative Remedies; Amendments and Additional Grantors.

(i) Neither the Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Agent or any of the other Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(ii) Except as otherwise expressly specified herein or in any Applicable Intercreditor Agreement, none of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and Grantors. Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

(e) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f) Termination of this Agreement; Releases.

(i) Subject to Section 23(a) hereof, this Agreement and all security interests and Liens granted hereby shall automatically terminate and be released upon Full Payment of the Obligations.

(ii) Subject to any Applicable Intercreditor Agreement, the Agent shall release, subject to the satisfaction of all conditions to release (if any) set forth in the Credit Agreement, including the continuance of the applicable Agent’s Lien in any proceeds of released Collateral, any such Agent’s Liens upon any applicable Collateral pursuant to the terms of Section 14.11 of the Credit Agreement.

(iii) Upon any Collateral being or becoming an Excluded Asset, the Lien created hereby on such Collateral shall automatically terminate and be released without further actions by any Person. In connection therewith, the Agent, at the request and sole expense of the applicable Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence such termination and release in accordance with Section 14.11 of the Credit Agreement.

(g) Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Agent hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Secured Parties, hereunder. Except as expressly permitted by the terms of the Credit Agreement, no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

(h) Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or electronic means, all of which shall be equally valid.

(i) Governing Law.

(i) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT TO THE EXTENT THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(iii) SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 15.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(j) Waiver of Jury Trial. THE GRANTORS AND THE AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER

LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GRANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(k) Intercreditor Agreements. REFERENCE IS HEREBY MADE TO EACH APPLICABLE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, (I) THE LIENS AND SECURITY INTERESTS GRANTED PURSUANT TO THIS AGREEMENT ARE EXPRESSLY SUBJECT TO THE LIENS AND SECURITY INTERESTS GRANTED PURSUANT TO THE CREDIT DOCUMENTS (AS SUCH TERM IS DEFINED IN THE PARI PASSU INTERCREDITOR AGREEMENT) IN RESPECT OF THE ABL AGREEMENT AND (II) THE EXERCISE OF ANY RIGHT OR REMEDY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF ANY APPLICABLE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT SHALL GOVERN. THE AGENT, FOR ITSELF AND ON BEHALF OF EACH OF THE SECURED PARTIES, HEREBY AGREES THAT ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NO GRANTOR SHALL BE REQUIRED TO ACT OR REFRAIN FROM ACTING IN A MANNER THAT IS INCONSISTENT WITH THE TERMS AND PROVISIONS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT. WITHOUT LIMITATION OF THE FOREGOING AND IN ANY EVENT, NO GRANTOR SHALL BE REQUIRED TO TAKE ANY ACTION HEREUNDER IF TAKING OF SUCH ACTION (X) WOULD BE INCONSISTENT WITH THE TERMS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT OR (Y) WOULD IMPAIR THE ABILITY OF THE AGENT TO PERFECT OR ENFORCE ITS INTEREST IN ANY COLLATERAL OR TO OBTAIN POSSESSION OR CONTROL (WITHIN THE MEANING OF THE UCC) OF ANY COLLATERAL IN ORDER TO ASSURE THE LIEN THEREIN OF THE AGENT OR THE SECURED PARTIES AGAINST ANY OTHER PERSON.

(l) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(m) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(n) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 23(i) and Section 23(j), with its counsel.

(o) Benefit of the Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties and, subject to any Applicable Intercreditor Agreement, all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

UNITED RENTALS, INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS REALTY, LLC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

[SIGNATURE PAGE TO TERM LOAN SECURITY AGREEMENT]

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Charlene Wright-Jones
Name: Charlene Wright-Jones
Title: Vice President

[SIGNATURE PAGE TO TERM LOAN SECURITY AGREEMENT]

SCHEDULE I

to

AGREEMENT

PLEDGED EQUITY AND PLEDGED DEBT

PART I

Issued and Outstanding Stock

Issuer	Certificate No.	No. of Shares	Owner	Issued	Outstanding
United Rentals of Canada, Inc.[1]	C-1 C-2 C-3 C-4 C-5 C-6 C-7 C-8 C-9 C-10	10,870 202.34 132.39 122.31 110.67 108.19 108.207 8,119.8218 29.08553 37.719	United Rentals Highway Technologies Gulf, LLC	19,840.73333	19,840.73333
United Rentals (Delaware), Inc.	P-1	30,000 (preferred stock)	United Rentals (North America), Inc.	30,000	30,000
United Rentals Highway Technologies Gulf, LLC	N/A	10,000	United Rentals (North America), Inc.	10,000	10,000
United Rentals (North America), Inc.	2	100	United Rentals, Inc.	100	100
United Rentals of Nova Scotia (No. 1), ULC[2]	Certificate 5 Certificate 6 Certificate 7 Certificate 8	87,043 5,386,243 1,505,510 1	United Rentals (Delaware), Inc.	6,978,797	6,978,797
United Rentals International B.V.[3]	N/A	18,000	United Rentals (North America), Inc.	18,000	18,000
URVI, Inc.[4]	2 3	650 350	United Rentals (North America), Inc.	1000	1000
BlueLine Rental PR, Inc.[5]	2,3	100	United Rentals (North America), Inc.	100	100

[1]	Only 65% will be pledged to secure Obligations.
[2]	Only 65% will be pledged to secure Obligations.
[3]	Only 65% will be pledged to secure Obligations.
[4]	Only 65% will be pledged to secure Obligations.
[5]	Only 65% will be pledged to secure Obligations

Partnership and Membership Interests

Name of Company	Interest

United Rentals Realty, LLC	United Rentals (North America), Inc. is the sole member and United Rentals, Inc. is the manager

United Rentals International Management LLC	United Rentals (North America), Inc. is the sole member and United Rentals, Inc. is the manager

PART II

Pledged Debt

Amended and Restated Global Intercompany Note, dated October 31, 2018.

SCHEDULE II

to

AGREEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.

United Rentals, Inc.	Delaware	Corporation	2922505

United Rentals (North America), Inc.	Delaware	Corporation	5111514

United Rentals (Delaware), Inc.	Delaware	Corporation	3465858

United Rentals Highway Technologies Gulf, LLC	Delaware	Limited Liability Company	3329406

United Rentals Realty, LLC	Delaware	Limited Liability Company	4598063

SCHEDULE III

to

AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Trademarks:

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	UNITED STATES	360 AWARENESS	6/16/2015	86/663,579			016, 035, 037, 041, 043, 044
United Rentals, Inc.	UNITED STATES	360° AWARENESS & Design	6/16/2015	86/663,581			016, 035, 037, 041, 043, 044
United Rentals, Inc.	UNITED STATES	BAKER PUMPS & Design	1/7/2002	78/101,334	3,165,824	10/31/2006	037
United Rentals, Inc.	UNITED STATES	BAKER TANKS (Stacked)	6/21/2007	77/212,155	4,338,919	5/21/2013	037, 039, 040
United Rentals, Inc.	UNITED STATES	BAKERCORP & Design	11/14/2006	77/043,367	4,186,968	8/7/2012	001, 011, 037, 039, 040,
United Rentals, Inc.	UNITED STATES	BAKERINSITE (Stylized & Design)	9/16/2016	87/975,942	5,331,621	11/7/2017	007, 009, 042
United Rentals, Inc.	UNITED STATES	BAKERINSITE (Stylized)	9/16/2016	87/173,782			007
United Rentals, Inc.	UNITED STATES	BAKERMOD	3/27/2014	86/234,681	4,761,467	6/23/2015	006
United Rentals, Inc.	UNITED STATES	BAKERZERO	9/28/2017	87/626,192	5,464,204	5/8/2018	035, 041
United Rentals, Inc.	UNITED STATES	BECAUSE THERE’S NO TIME FOR DOWNTIME	2/18/2013	85/852,431	4,473,899	1/28/2014	037
United Rentals, Inc.	UNITED STATES	Circle Design	3/12/1998	75/449,210	2,406,720	11/21/2000	035, 037, 042
United Rentals, Inc.	UNITED STATES	CORE 4	5/9/2014	86/277,019	4,718,078	4/7/2015	016, 041
United Rentals, Inc.	UNITED STATES	DIRT CERT	5/9/2014	86/277,011	5,375,566	1/9/2018	041
United Rentals, Inc.	UNITED STATES	ECONOLIFT	7/11/2017	87/523,796			006, 007, 035, 037
United Rentals, Inc.	UNITED STATES	E-Z & Design	9/21/2016	87/178,739	5,146,812	2/21/2017	044
United Rentals, Inc.	UNITED STATES	GO COURSE	4/15/2016	87/002,795			016, 041
United Rentals, Inc.	UNITED STATES	GO COURSES	4/15/2016	87/002,800			016, 041
United Rentals (North America), Inc.	UNITED STATES	GOT TOOLS?	4/14/2004	78/401,442	3,034,458	12/27/2005	037
United Rentals, Inc.	UNITED STATES	HI-FLO	3/29/2000	76/011,823	2,828,178	3/30/2004	011
United Rentals, Inc.	UNITED STATES	IBS INDUSTRIAL BLIND SOLUTIONS & Design	3/12/2018	87/830,717			035, 040, 042
United Rentals, Inc.	UNITED STATES	ILEARNING	4/18/2017	87/415,881			041

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	UNITED STATES	IT’S A SHORE THING	8/18/2016	87/143,443	5,360,855	12/19/2017	037
United Rentals, Inc.	UNITED STATES	IT’S A SHORE THING NEFF RENTAL WE CARE MORE TRENCH SAFETY & Design	8/18/2016	87/143,533	5,381,650	1/16/2018	037
United Rentals, Inc.	UNITED STATES	KASELCO	4/24/1997	75/281,346	2,272,770	8/24/1999	011
United Rentals (North America), Inc.	UNITED STATES	LEASCO	2/28/2002	76/376,463	2,921,928	2/1/2005	037
United Rentals, Inc.	UNITED STATES	MAKE IT RIGHT	8/8/2012	85/698,431	4,341,481	5/28/2013	036
United Rentals, Inc.	UNITED STATES	NATIONAL PUMP & COMPRESSOR	12/3/2007	76/684,549	3,529,372	11/4/2008	035
United Rentals, Inc.	UNITED STATES	NEFF RENTAL	8/22/2005	78/697,615	3,205,229	2/6/2007	035, 037
United Rentals, Inc.	UNITED STATES	NEFF RENTAL & Circular Design	9/1/2005	78/705,418	3,200,927	1/23/2007	035, 037
United Rentals, Inc.	UNITED STATES	NEFF RENTAL & Rectangular Design	9/8/2005	78/709,447	3,200,938	1/23/2007	035, 037
United Rentals, Inc.	UNITED STATES	NES RENTALS	7/28/2005	78/680,403	3,195,984	1/9/2007	035, 037
United Rentals, Inc.	UNITED STATES	PEOPLE.EQUIPMENT.SOLUTIONS.	3/22/2013	85/884,308	4,714,597	4/7/2015	001, 011, 037, 039, 040
United Rentals, Inc.	UNITED STATES	PROJECT: UPTIME	5/20/2015	86/636,190	4,897,790	2/9/2016	035, 042
United Rentals, Inc.	UNITED STATES	QUANTUS	3/24/2016	86/951,318			039
United Rentals, Inc.	UNITED STATES	READY WHEN YOU ARE	11/22/2011	85/479,289	4,471,367	1/21/2014	037, 039, 040, 042, 044, 045
United Rentals, Inc.	UNITED STATES	RELIABLE ONSITE SERVICES & Design	9/14/2016	87/171,048	5,188,550	4/18/2017	011, 037, 039, 044
United Rentals, Inc.	UNITED STATES	RENT LESS. DO MORE.	9/10/2012	85/724,478	4,593,451	8/26/2014	042
United Rentals (North America), Inc.	UNITED STATES	RSC EQUIPMENT RENTAL	9/30/2004	78/492,574	3,313,502	10/16/2007	037, 039, 040, 044
United Rentals (North America), Inc.	UNITED STATES	RSC EQUIPMENT RENTAL	9/30/2004	78/492,564	3,136,868	8/29/2006	035
United Rentals, Inc.	UNITED STATES	S.M.A.R.T. GPS	1/18/2013	85/827,019	4,607,399	9/16/2014	035
United Rentals, Inc.	UNITED STATES	SABRE ENTERPRISES, INC. & Design	9/21/2016	87/178,744	5,156,236	3/7/2017	044
United Rentals, Inc.	UNITED STATES	SDS SAFETY DATA SOURCE & Design	3/12/2018	87/830,679			041,042, 045
United Rentals, Inc.	UNITED STATES	SERVICE RADIO RENTALS	3/13/2018	87/831,484			035
United Rentals, Inc.	UNITED STATES	SHEA’S OUTHOUSE SERVICE & Design	9/21/2016	87/178,741	5,156,235	3/7/2017	044
United Rentals, Inc.	UNITED STATES	SMART GPS	1/17/2013	85/825,570	4,607,398	9/16/2014	035
United Rentals, Inc.	UNITED STATES	SR SERVICE RADIO & Design	3/12/2018	87/830,724			035
United Rentals, Inc.	UNITED STATES	THE RIGHT EQUIPMENT. RIGHT NOW!	2/17/2000	75/921,932	2,419,254	1/9/2001	035, 042
United Rentals, Inc.	UNITED STATES	THE UNDERGROUND EQUIPMENT SPECIALIST	7/21/1999	75/756,944	2,410,275	12/5/2000	037
United Rentals (North America), Inc.	UNITED STATES	TOTAL CONTROL	4/30/2003	76/510,869	2,850,473	6/8/2004	009

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	UNITED STATES	TOTAL CONTROL	5/7/2013	85/925,016	4,500,742	3/25/2014	042
United Rentals, Inc.	UNITED STATES	TRUE CAST	5/16/2013	85/933,838	4,523,322	4/29/2014	008, 009
United Rentals, Inc.	UNITED STATES	TRUE CAST	5/27/2011	85/332,396	4,207,189	9/11/2012	007
United Rentals, Inc.	UNITED STATES	TURNS FOR TROOPS	8/11/2017	87/564,954	5,392,014	1/30/2018	036
United Rentals, Inc.	UNITED STATES	UNI-LIFT	6/29/2017	87/510,962			006, 007, 035, 037
United Rentals, Inc.	UNITED STATES	UNITED ACADEMY	12/16/2013	86/144,163	4,611,372	9/23/2014	016, 041
United Rentals, Inc.	UNITED STATES	UNITED ACADEMY BLENDED LEARNING	4/21/2015	86/604,352	5,423,750	3/13/2018	041
United Rentals, Inc.	UNITED STATES	UNITED ACADEMY PASSPORT SYSTEM	4/22/2016	87/010,778			016, 041
United Rentals, Inc.	UNITED STATES	UNITED GUARD	6/9/2011	85/342,236	4,083,970	1/10/2012	036
United Rentals, Inc.	UNITED STATES	UNITED RENTALS	3/5/1998	75/445,513	2,476,091	8/7/2001	035, 037, 042
United Rentals, Inc.	UNITED STATES	UNITED RENTALS	5/27/2016	87/052,554	5,082,362	11/15/2016	037, 039, 040, 042
United Rentals, Inc.	UNITED STATES	UNITED RENTALS	5/27/2016	87/052,616	5,091,224	11/29/2016	007, 009, 011, 012
United Rentals, Inc.	UNITED STATES	UNITED RENTALS	7/13/2016	87/102,106	5,476,165	5/22/2018	039
United Rentals, Inc.	UNITED STATES	UNITED RENTALS	7/13/2016	87/975,778	5,308,497	10/10/2017	037, 039, 040, 042
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design	5/6/2013	85/924,283	4,513,570	4/15/2014	035, 041
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design	6/6/2011	85/339,031	4,181,951	7/31/2012	035, 037, 043, 044
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design	5/27/2016	87/052,557	5,082,363	11/15/2016	037, 039, 040, 042
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design	5/27/2016	87/052,613	5,091,223	11/29/2016	007, 009, 011, 012
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design (Tanks and Filters)	7/10/2018	88/031,624			001, 011, 037, 039, 040
United Rentals, Inc.	UNITED STATES	UNITED RENTALS (Tanks and Filters)	7/10/2018	88/031,629			001, 011, 037, 039, 040
United Rentals, Inc.	UNITED STATES	UNIVERSAL LPS	4/18/2017	87/415,884			035
United Rentals, Inc.	UNITED STATES	UR	12/2/2016	87/255,142			007, 009, 011, 012, 035, 037, 039, 040, 041, 042, 043
United Rentals, Inc.	UNITED STATES	UR CONTROL	1/7/2014	86/159,259	4,572,400	7/22/2014	042
United Rentals, Inc.	UNITED STATES	UR JOBSITE	6/11/2014	86/306,390	4,667,611	1/6/2015	009
United Rentals, Inc.	UNITED STATES	UR ONE	9/20/2017	87/615,700			042
United Rentals, Inc.	UNITED STATES	UR ONEWORKS	9/20/2017	87/615,691			042
United Rentals, Inc.	UNITED STATES	UR SITESTREAM	9/20/2017	87/615,688			042

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	UNITED STATES	URDATA	3/24/2000	76/011,015	2,497,914	10/16/2001	035037
United Rentals, Inc.	UNITED STATES	URI	12/2/2016	87/255,418			007, 012, 037, 039, 040, 042
United Rentals, Inc.	UNITED STATES	URI	12/2/2016	87/976,396			009
United Rentals, Inc.	UNITED STATES	URI	11/18/2015	86/824,014	5,525,247	7/24/2018	035, 037, 041, 043
United Rentals, Inc.	UNITED STATES	UR-IQ	9/20/2017	87/615,695			042
United Rentals (North America), Inc.	UNITED STATES	US RENTALS & Design	2/25/1991	74/141,973	1,735,268	11/24/1992	037, 039
United Rentals, Inc.	UNITED STATES	VALU-LIFT	6/29/2017	87/511,110			006, 007, 035,037
United Rentals, Inc.	UNITED STATES	WE CARE MORE	8/22/2005	78/697,473	3,467,842	7/15/2008	037
United Rentals, Inc.	UNITED STATES	WE HAVE IT . . .	10/17/2013	86/093,901	4,537,563	5/27/2014	035, 037
United Rentals, Inc.	UNITED STATES	YOUR JOB STARTS HERE	7/12/2016	87/100,664			035, 037, 039, 040, 041, 043, 044
United Rentals, Inc.	UNITED STATES	YOU’RE BUILDING THE FUTURE. WE’RE HERE TO HELP.	9/11/2012	85/725,788	4,515,509	4/15/2014	035, 037, 044
United Rentals (North America), Inc. (as successor in interest to Vander Intermediate Holding III Corporation)	UNITED STATES	BLUELINE RENTAL	1/10/2014	86/163,005	5,443,483		037
United Rentals (North America), Inc. (as successor in interest to Vander Intermediate Holding III Corporation)	UNITED STATES	BLUELINE RENTAL	1/10/2014	86/976,012			035
United Rentals (North America), Inc. (as successor in interest to Vander Intermediate Holding III Corporation)	UNITED STATES	BLUELINE RENTAL	1/10/2014	86/982,991	5,465,101		035
United Rentals (North America), Inc. (as successor in interest to BlueLine Rental, LLC)	UNITED STATES	CAPITAL RENTAL	1/30/2013	86/023,292	4,513,796		035, 037, 044

Patents:

Patent	Application No.	Registration No.		File Date
Process and Apparatus for electrocoagulative treatment of industrial waste water	09/554975	6294061		7/17/2000
Process and Apparatus for electrocoagulative treatment of industrial waste water	09/961524	6689271		9/24/2001
Electrocoagulation Reactor	11/581695	8431009		10/16/2006
Electrocoagulation Reactor Having Segmented Intermediate Uncharged Plates	12/787715	8430996		5/26/2010
Storage Aparatus Having Tank with Tapperred Bottom and Axle Assembly	14/463576	9150349		8/19/2014
DC Power Signal Generation for Elecectro-Chemical Reactor	14/209489	9397514		3/13/2014
Pump Suction Stinger for High Flow Sewer Bypass	14/980453	9989172		12/28/2015
System and method for utilization-based computing of emissions attributable to specific equipment	13/247,729			9/28/2011
Equipment staging method and system	15/516,815	2018-0276741 (Pub. No.	)	4/4/2017
Equipment staging application and platform	15/516,823	2018-0089727 (Pub. No.	)	4/4/2017
Slidable step for mounting and dismounting a vehicle	15/512,750			3/20/2017

Copyrights:

None.

Exhibit A to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

To: Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement, dated as of October 31, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the Security Agreement dated as of October 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Agent for the benefit of the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

SECTION 1. Grant of Lien. (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by the undersigned of all of its present and future Obligations, the undersigned hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of the undersigned’s right, title and interest in or to any and all of the following properties and assets of the undersigned and all powers and rights of the undersigned in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i) all Accounts;

(ii) all Inventory, including all Rental Equipment;

(iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;

(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;

Exhibit A - Page 1

(vi) all Chattel Paper;

(vii) all Documents;

(viii) all Instruments;

(ix) all Supporting Obligations and Letter-of-Credit Rights;

(x) all General Intangibles (including Payment Intangibles and Software);

(xi) all Goods;

(xii) all Equipment;

(xiii) all Investment Property, including the Security Collateral of the undersigned;

(xiv) all money, cash, cash equivalents, securities and other property of any kind of the undersigned held directly or indirectly by the Agent, any Lender, the ABL Agent, any Second Lien Agent (as defined in the Notes Security Agreement) or any of their Affiliates;

(xv) all of the undersigned’s Material Accounts, credits, and balances with and other claims against the Agent, the ABL Agent, any Lender (as defined in the ABL Agreement), the Collateral Agent (as defined in the Notes Security Agreement), any Second Lien Agent (as defined in the Notes Security Agreement) or any of their Affiliates or any other financial institution with which the undersigned maintains deposits, including all Payment Accounts;

(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xvii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include any asset that is an Excluded Asset.

Subject to any limitations set forth in the Security Agreement, all of the Secured Obligations of the undersigned shall be secured by all of the Collateral of the undersigned and any other property of the undersigned that secures any of the Secured Obligations.

SECTION 2. Representations and Warranties. (a) The undersigned represents and warrants to the Agent and the other Secured Parties that as of the date hereof: (i) Schedule I hereto identifies (A) the undersigned’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (B) the type of entity

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of the undersigned (including corporation, partnership, limited partnership or limited liability company), (C) the organizational identification number issued by the undersigned’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (D) the jurisdiction in which the undersigned is incorporated or organized; and (ii) the undersigned has only one state, province or territory of incorporation or organization.

(b) The undersigned hereby makes each other representation and warranty set forth in the Security Agreement with respect to itself and the Collateral owned by it. The undersigned hereby represents and warrants to the Agent and the other Secured Parties that the attached Schedule II contains all information with respect to itself and the Collateral owned by it that is required to be set forth in Schedule II to the Security Agreement with respect to the Grantors and their Collateral and Schedule III contains all information with respect to itself and the Security Collateral owned by it that is required to be set forth in Schedule I to the Security Agreement with respect to the Grantors and their Security Collateral.

(c) The undersigned hereby makes each representation and warranty set forth in the Credit Agreement that is made with respect to any Obligor.

SECTION 3. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 4. Obligations under the Credit Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as an Obligor and Guarantor by all of the terms and provisions of the Credit Agreement to the same extent as though the undersigned were a party to the Credit Agreement in each such capacity from and after the date hereof. The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Obligor” or a “Guarantor” shall also mean and be a reference to the undersigned.

SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

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Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

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SCHEDULE I

to

AGREEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.

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SCHEDULE II

to

AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Trademarks:

Grantor	Country	Trademark	Application or Registration No.	Filing Date	Registration Date

Patents:

Grantor	Country	Title	Application or Patent No.	Filing Date	Issue Date

Copyrights:

Grantor	Country	Copyright	Registration No.	Filing Date	Registration Date

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SCHEDULE III

to

AGREEMENT

PLEDGED EQUITY AND PLEDGED DEBT

PART I

PART II

Exhibit A - Page 7